Exhibit 10.1

Execution Version

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of [●], 2026, by and among Cove Kaz Capital Group LLC, a Delaware limited liability company (“Cove Kaz”), Skyline Builders Group Holding Limited, a Cayman Islands exempted company (the “Company”), and the undersigned shareholders of the Company (collectively, the “Shareholders” and, each, a “Shareholder”).

WHEREAS, concurrently with the execution of this Agreement, Cove Kaz and the Company are entering into that certain Transaction Agreement, of even date herewith (the “Transaction Agreement”), with SKBL Merger Sub Inc., a Cayman Islands exempted company with limited liability (“SKBL Merger Sub”), and Kaz Resources LLC, a Delaware limited liability company, pursuant to which, amongst other things, at the SKBL Merger Effective Time, SKBL Merger Sub will merge with and into the Company, with the Company being the surviving entity in such merger (the “Merger”).

WHEREAS, each Shareholder is the record or beneficial owner of the type and number of securities of the Company, including shares of the Company comprising Class A Ordinary Shares and/or Class B Ordinary Shares (the “Ordinary Shares”), and/or Series A Preferred Shares and Series B Preferred Shares (together, the “Preferred Shares”), set forth opposite such Shareholder’s name on Schedule A hereto (collectively, the “Existing Shares” and, together with any Ordinary Shares or Preferred Shares and any securities convertible into or exchangeable for Ordinary Shares or Preferred Shares, in each case that are acquired by the Shareholder during the term of this Agreement, collectively, the “Shares”);

WHEREAS, the approval of the Merger by holders of issued and outstanding Ordinary Shares representing at least two-thirds of such members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a special resolution has been duly given (being a special resolution as a matter of Cayman Islands law), is a condition precedent to the consummation of the Transaction;

WHEREAS, as of the date hereof, upon the terms and subject to the conditions herein, each Shareholder has determined to vote in favor of the Merger and the other transactions contemplated by the Transaction Agreement and take such actions as may be required to implement the Merger;

WHEREAS, as a condition and inducement to the willingness of Cove Kaz and its Affiliates to enter into the Transaction Agreement and the Merger, each Shareholder has agreed to enter into and perform this Agreement; and

WHEREAS, all capitalized terms used and not defined herein shall have the meanings assigned thereto in the Transaction Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein and the Transaction Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	Agreement to Vote.

(a) During the term of this Agreement, at any general meeting of the Company, however called (whether annual or extraordinary and each adjourned or postponed meeting, and including the Special Meeting), or in connection with any written consent of the shareholders of the Company (each such meeting or written consent or resolution of the shareholders of the Company, a “Shareholders’ Meeting”), each Shareholder irrevocably and unconditionally agrees that he or it shall, in each case to the fullest extent that such matters are submitted for the vote or written consent of such Shareholder in a Shareholders’ Meeting and that the Shares are entitled to vote thereon or consent thereto, (x) appear at each Shareholders’ Meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum, and (y) vote (or cause to be voted) or deliver (or cause to be delivered) a written consent or resolution covering all of the Shares, and cause any holder of record of the Shares to vote all such Shares, in person or by proxy, and not to withdraw any such vote or consent with respect to the Shares:

(i)	in favor of (A) the adoption of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Merger, and any amended and restated Transaction Agreement or amendment to the Transaction Agreement, and any actions required in furtherance thereof, at each Shareholders’ Meeting, and (B) the approval of any proposal to adjourn or postpone any Shareholders’ Meeting to a later date if there are not sufficient votes to obtain the SKBL Shareholder Approval on the date on which a Shareholders’ Meeting is held (including the Special Meeting); and

(ii)	against (A) any Acquisition Proposal, (B) any action, proposal, transaction or agreement (x) made in opposition to adoption of the Transaction Agreement or in competition or inconsistent with the Merger or the other transactions or matters contemplated by the Transaction Agreement, or (y) that could result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Transaction Agreement or of such Shareholder under this Agreement, or (C) any action, proposal, transaction or agreement, amendment to any agreement or organizational document (including the memorandum and articles of association of the Company), matter or proposal submitted for the vote or written consent of the shareholders of the Company that is intended or could impede, interfere with, prevent, delay, postpone, discourage, adversely affect, frustrate the purposes of, or inhibit the timely consummation of the Transaction Agreement or this Agreement or the fulfillment of the obligations or conditions under the Transaction Agreement by the Company, Cove Kaz or any other party thereto.

(b) Each Shareholder hereby irrevocably and unconditionally agrees not to exercise any rights to seek appraisal or rights of dissent in connection with the Transaction Agreement and the Merger, including under Section 238 of the Cayman Companies Act, that such Shareholder may have with respect to its respective Shares.

(c) Each Shareholder shall, upon reasonable request, supply, or procure the supply, to Cove Kaz and the Company of: (i) all information relating to him, her or it and any related company or affiliate to the extent that such information is required to be contained in any document relating to the Merger; and (ii) any signed agreements, notices, certificates, acknowledgements, receipts, authorizations, instructions, releases, waivers and other documents (whether of a like nature or not) as may be considered necessary or desirable for the purpose of giving effect to, consummating or completing or procuring the performance and completion of the Merger or the other transactions contemplated by the Transaction Agreement.

2.	Power of Attorney; Proxies

(a) In order to secure the performance of its undertakings under this Agreement, each Shareholder hereby severally appoints each manager of the Cove Kaz (each, an “Appointed Director”) as such Shareholder’s attorney to perform any of such undertakings which such Shareholder fails to perform, including executing, completing, and delivering any form(s) of proxy. This power of attorney is given by way of security and, to the fullest extent permitted by applicable Law, is irrevocable and coupled with an interest, and is irrevocable in accordance with section 4 of the Powers of Attorney Act (Revised) of the Cayman Islands until this Agreement lapses.

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(b) Without limiting the foregoing, each Shareholder shall execute and deliver to Cove Kaz and any of its designees any proxies reasonably requested by Cove Kaz with respect to such Shareholder’s voting obligations under this Agreement and in accordance with the Shareholder’s Organizational Documents.

3.	Representations, Warranties and Covenants of the Shareholders.

Each Shareholder represents, warrants, covenants and/or agrees as follows:

(a) Ownership. Such Shareholder is the record or beneficial owner of the Existing Shares set forth opposite such Shareholder’s name on Schedule A hereto, and all of the Shares owned by such Shareholder from the date hereof through and on the Closing Date will be beneficially owned by such Shareholder. Except for the Existing Shares held by such Shareholder, such Shareholder is not the beneficial or registered owner of any other shares of the Company or rights to acquire shares of the Company as of the date hereof. Such Shareholder has and will have, at all times through the Closing Date, sole title to the Existing Shares set forth opposite such Shareholder’s name on Schedule A hereto, free and clear of any Liens other than those imposed by applicable securities Laws and Article 4.1 of the fourth amended and restated articles of association of the Company (as adopted by special resolution on February 6, 2026), sole voting power (including the right to control such vote as contemplated herein), sole power of disposition (including the right to control any disposition), sole power to issue instructions with respect to the matters set forth in Section 1 hereof (including the right to control the making or issuing any such instructions), and sole power to agree to all of the matters set forth in this Agreement (including the right to cause such agreements), in each case, with respect to all of the Shares owned by such Shareholder. No Person other than such Shareholder has any right to direct or approve the voting or disposition of any of the Existing Shares as it relates to the matters covered by this Agreement. As of the date hereof, the Existing Shares set forth opposite such Shareholder’s name on Schedule A hereto constitute all of the shares of the Company beneficially owned by such Shareholder. Such Shareholder has possession of an outstanding certificate or outstanding certificates representing all of the Shares owned by such Shareholder (other than Shares held at the Depository Trust Company and/or in book-entry form) and such certificate or certificates does or do not contain any legend or restriction inconsistent with the terms of this Agreement, the Transaction Agreement or the transactions contemplated hereby and thereby. For purposes of this Agreement, the term “beneficial ownership” and correlative terms shall be interpreted in accordance with Rule 13d-3 under the Exchange Act.

(b) Authority. Such Shareholder has full power, authority and legal capacity to enter into, execute and deliver this Agreement and to perform fully such Shareholder’s obligations hereunder. The execution and delivery by such Shareholder of this Agreement and the performance by such Shareholder of its obligations under this Agreement have been duly authorized by such Shareholder. This Agreement has been duly and validly executed and delivered by such Shareholder and constitutes the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms. No additional proceedings or actions on the part of such Shareholder are necessary to authorize the execution and delivery of this Agreement, the performance by such Shareholder of his, her or its covenants or other obligations hereunder, or the consummation of the transactions contemplated hereby.

(c) No Violation. The execution and delivery by such Shareholder of this Agreement, the performance by such Shareholder of its obligations under this Agreement do not and will not (i) if such Shareholder is an entity, contravene, conflict with or result in any violation or breach of any provision of its Organizational Documents or the Organization Documents of its Subsidiaries (as applicable), (ii) contravene, conflict with or result in a violation or breach of any provision of any applicable Law, (iii) require any consent or other action by any Person under, constitute a default, or an event that, with or without notice, lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which such Shareholder or its Subsidiaries is entitled under any provision of any Contract binding such Shareholder or any of its Subsidiaries or their properties or assets or any permit affecting, or relating in any way to, the assets or business of such Shareholder or its Subsidiaries (in each case, as applicable) or (iv) result in the creation or imposition of any Lien on any asset of such Shareholder or any of its Subsidiaries.

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(d) No Liens. Such Shareholder has good and marketable title to the Existing Shares held by such Shareholder and such Shares and the certificates representing any of such Shares are now, and at all times during the term of this Agreement, will be, held by such Shareholder, or by a nominee or custodian for the benefit of such Shareholder, free and clear of all pledges, liens (statutory or other), mortgages, security interests, charges, options to purchase, leases, claims, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement) (each, a “Lien”), except for (i) any Liens arising hereunder, (ii) any Liens imposed by Article 4.1 of the fourth amended and restated articles of association of the Company (as adopted by special resolution on February 6, 2026), and (ii) Liens, if any, which have been disclosed on Schedule B attached hereto.

(e) No Prior Proxies. Except as contemplated by this Agreement, neither such Shareholder nor any of his, her or its Affiliates has (i) entered into any voting agreement or voting trust with respect to any Shares or entered into any other arrangement relating to the voting of the Shares or (ii) appointed or granted a proxy or power of attorney with respect to any Shares. Any prior proxies or voting rights previously given by such Shareholder in respect of the Shares are revocable, and the Shareholder covenants that any such proxies or voting rights are hereby irrevocably revoked.

(f) Consents and Approvals. The execution and delivery of this Agreement by such Shareholder does not, and the performance by such Shareholder of his, her or its obligations under this Agreement and the consummation by him, her or it of the transactions contemplated hereby will not, require such Shareholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any third party or Governmental Authority. No consent or approval of such Shareholder’s spouse is necessary under any “community property” or other Laws in order for such Shareholder to enter into and perform his, her or its obligations under this Agreement.

(g) Absence of Litigation. There is no Action pending or, to the knowledge of such Shareholder, threatened against or affecting such Shareholder or any of his, her or its Affiliates before or by any third party or Governmental Authority that could reasonably be expected to impair the ability of such Shareholder to perform his, her or its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(h) No Fees. Such Shareholder has not employed any broker or finder or incurred any liability for any financial advisory fees, investment bankers’ fees, brokerage fees, commissions, or finders’ fees in connection with this Agreement or the transactions contemplated hereby.

(i) Restrictions on Transfer. During the term of this Agreement, such Shareholder will not (i) directly or indirectly, sell, exchange, pledge, mortgage, charge, hypothecate, tender, grant a security interest in, transfer or otherwise dispose of or grant or create a Lien in or upon, or gift or place in trust, any of the Shares (including by merger, business combination, consolidation, testamentary disposition, operation of law or otherwise) and will not offer to make such a sale, transfer or other disposition or enter into any agreement, arrangement or understanding (other than a proxy for the purpose of voting such Shareholder’s Shares in accordance with Section 1 hereof) which would during the term of this Agreement (A) restrict, (B) establish a right of first refusal to, or (C) otherwise relate to, the transfer of the Shares (including transfer by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest in the Shares (including any right or power to vote to which such Shareholder may be entitled, whether such right or power is granted by proxy or otherwise) or the record of legal or beneficial ownership of the Shares (“Transfer”), (ii) enter into any Contract with any Person, or take any other action, that violates or conflicts with or could reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, such Shareholder’s representations, warranties, covenants and obligations under this Agreement, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to any or all of the Existing Shares other than as required to effect such Shareholder’s voting obligations in Section 1, (iv) except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, take any action that could restrict or otherwise affect such Shareholder’s legal power, authority and right to vote all of the Shares then beneficially owned by him, her or it, or otherwise comply with and perform his, her or its covenants and obligations under this Agreement, or (v) publicly announce any intention to do any of the foregoing. Any Transfer in violation of this provision shall be void. Such Shareholder understands and agrees that, if such Shareholder attempts to Transfer, vote or provide any other Person with the authority to vote any of the Shares other than in compliance with this Agreement, the Company shall not, and such Shareholder hereby unconditionally and irrevocably instructs the Company to not, (x) permit such Transfer on its books and records, (y) issue a new certificate representing any of the Shares, or (z) record such vote unless and until such Shareholder shall have complied with the terms of this Agreement.

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(j) Statements. Such Shareholder shall not make any statement, written or oral, to the effect, or which could reasonably be interpreted to infer, that he, she or it does not support the Merger or that other stockholders of the Company should not support the Merger.

(k) No Inconsistent Agreements. Except for this Agreement, such Shareholder shall not (i) enter into at any time while this Agreement remains in effect, any voting agreement or voting trust or any other agreement, arrangement or understanding with respect to the Shares, (ii) grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney in contravention of the obligations of such Shareholder under this Agreement with respect to the Shares, (iii) commit any act that could restrict or affect his, her or its legal power, authority and right to vote any of the Shares then held of record or beneficially owned by such Shareholder or otherwise reasonably be expected to prevent or disable such Shareholder from performing any of his, her or its obligations under this Agreement, (iv) take any action that would reasonably be expected to make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the effect of impeding, preventing, delaying, interfering with, disabling or adversely affecting in any way the performance by such Shareholder of any of his, her or its obligations under this Agreement, or (v) publicly announce any intention to do any of the foregoing.

(l) Disclosure. Except as required by applicable Law, such Shareholder shall not, and shall direct his, her or its Representatives not to, make any public announcement regarding this Agreement, the Transaction Agreement or the transactions contemplated hereby or thereby without the prior written consent of Cove Kaz (such consent not to be unreasonably withheld, conditioned or delayed). Such Shareholder hereby authorizes Cove Kaz and the Company to publish and disclose in any announcement or disclosure required by applicable Law and any proxy statement filed in connection with the transactions contemplated by the Transaction Agreement such Shareholder’s identity and ownership of the Shares and the nature of such Shareholder’s obligation under this Agreement.

(m) Reliance by Cove Kaz. Such Shareholder has been represented by or had opportunity to be represented by independent counsel, and such Shareholder understands and acknowledges that Cove Kaz and its Affiliates party to the Transaction Agreement are each entering into the Transaction Agreement in reliance upon such Shareholders’ execution, delivery and performance of this Agreement, including the representations and warranties of each Shareholder contained herein.

4.	Representations and Warranties of Cove Kaz and the Company.

Each of Cove Kaz and the Company represents and warrants severally, and not jointly and severally, as follows:

(a) Authority. Such Person has full power, authority and legal capacity to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. The execution and delivery by such Person of this Agreement and the performance by such Person of its obligations under this Agreement have been duly authorized by such Person. This Agreement has been duly executed and delivered by such Person and, assuming due authorization, execution and delivery by each Shareholder, constitutes a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms. No additional proceedings or actions on the part of such Person are necessary to authorize the execution and delivery of this Agreement, the performance by such Person of its covenants or other obligations hereunder, or the consummation of the transactions contemplated hereby.

(b) Non-contravention. The execution and delivery by such Person of this Agreement, the performance by such Person of its obligations under this Agreement do not and will not (i) contravene, conflict with or result in any violation or breach of any provision of its Organizational Documents or the Organization Documents of its Subsidiaries (as applicable), (ii) contravene, conflict with or result in a violation or breach of any provision of any applicable Law, (iii) require any consent or other action by any other Person under, constitute a default, or an event that, with or without notice, lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which such Person or its Subsidiaries is entitled under any provision of any Contract binding such Person or any of its Subsidiaries or their properties or assets or any permit affecting, or relating in any way to, the assets or business of such Person or its Subsidiaries (in each case, as applicable) or (iv) result in the creation or imposition of any Lien on any asset of such Person or any of its Subsidiaries.

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5.	Certain Events.

Each Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any Person to which legal or beneficial ownership of the Shares shall pass, whether by operation of Law or otherwise, including a Shareholder’s successors or assigns. In the event of any share subdivision, share capitalization, merger, exchange, reorganization, recapitalization, consolidation or other change in the authorized share capital or capital structure of the Company affecting the Shares, the number of Shares subject to the terms of this Agreement shall be appropriately adjusted, and this Agreement and the obligations hereunder shall attach to any additional securities of the Company issued to or acquired by a Shareholder, and the terms “Existing Shares” and “Shares” shall be deemed to refer to and include such shares as well as all such share capitalization, dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction. Each Shareholder hereby agrees to notify Cove Kaz and the Company as promptly as practicable (and in any event within two Business Days after receipt) in writing of the number of any additional shares of the Company or other securities of the Company of which the Shareholder acquires legal or beneficial ownership on or after the date hereof.

6.	Capacity.

With respect to the terms of this Agreement relating to the Shares, this Agreement relates solely to the capacity of each Shareholder as a shareholder or other beneficial owner of the Shares and is not in any way intended to affect or prevent the exercise by a Shareholder or any of its Affiliates or Representatives of his, her or its responsibilities as a director or officer of the Company (including any fiduciary duties), as applicable, to the extent permitted by the Scheme or required by Law.

7.	Acquisition Proposals.

The Shareholders shall not, and shall cause their Affiliates and Representatives not to, without prior written consent of Cove Kaz, directly or indirectly, (a) solicit, initiate or knowingly facilitate or assist the making, submission or announcement of, or intentionally encourage, any Acquisition Proposal, (b) engage or participate in discussions or negotiations with any Person or group with respect to, or that would reasonably be expected to lead to, an Acquisition Proposal, (c) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Alternative Transaction, (d) furnish any non-public information regarding such Party or its Affiliates or their respective businesses, operations, assets, Liabilities, financial condition, prospects or employees to any Person or group (other than a Party to this Agreement or their respective Representatives), or otherwise cooperate in any way with, in connection with or in response to an Acquisition Proposal, (e) negotiate, execute or enter into any letter of intent, agreement in principle, acquisition agreement, merger agreement, joint venture agreement, partnership agreement or other similar agreement in furtherance of any Acquisition Proposal or relating to any Alternative Transaction, or (f) release any third Person from, or amend or waive any provision of, any standstill or similar agreement with respect to any class of Equity Interests of such Party or confidentiality agreement to which such Party is a party. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in this Section 7 by any Affiliate or Representative of a Shareholder shall constitute a breach of this Section 7 by such Shareholder.

8.	Term; Termination.

The term of this Agreement shall commence on the date hereof. This Agreement shall terminate upon the earlier of (a) the SKBL Merger Effective Time and (b) termination of the Transaction Agreement in accordance with Article IX of the Transaction Agreement; provided, that the provisions of Sections 8, 11, 12, 13, 15, 16, 17, 18, 19, 20 and 21 of this Agreement shall survive any termination of this Agreement. Other than as provided for herein, following the termination of this Agreement, there shall be no further liabilities or obligations hereunder on the part of Cove Kaz, the Company, or their respective officers, directors or Representatives, except that nothing in this Section 8 and no termination of this Agreement shall relieve any party hereto from any liability for fraud, intentional misconduct or breach of this Agreement.

9.	Stop Transfer Order.

In furtherance of this Agreement, as soon as practicable after the date hereof, each Shareholder hereby authorizes and instructs the Company to instruct its transfer agent to enter a stop transfer order with respect to all of Shares for the period from the date hereof through the date this Agreement is terminated in accordance with Section 8 and such Shareholder agrees that this Agreement places limits on the voting of the Shares subject to the provisions of this Agreement.

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10.	Specific Performance.

The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof or otherwise breached, that money damages or other legal remedies would not be an adequate remedy for any such damage and the Shareholder agrees that each of Cove Kaz and the Company shall be entitled to an injunction or injunctions to prevent breaches or threatened breach of this Agreement or to enforce specifically the performance of this Agreement and the terms and provisions hereof (without proof of damages) in the Chosen Courts, in addition to any other remedy to which they are entitled pursuant hereto or at law or in equity. Each party hereto agrees that no other party or Person shall be required to obtain, furnish, post or provide any bond or other security or instrument in connection with any remedy referred to in this Section 10, and each party irrevocably waives any right that it may have to require the obtaining, furnishing, posting or provision of any such bond or other security or instrument and waives any defense in any action for specific performance that a remedy at law would be adequate.

11.	Amendments; Waivers.

This Agreement may not be amended or waived except by an instrument in writing signed on behalf of each of the parties hereto.

12.	Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to any choice or conflict of Law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of New York.

(b) Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in the state and federal courts located in New York County, New York (or in any appellate court therefrom) (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably consents to the exclusive jurisdiction of the Chosen Courts, (ii) irrevocably waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 15.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(c).

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13.	Expenses.

Except as otherwise expressly provided in this Agreement or the Transaction Agreement, all costs and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses, regardless of whether the transactions contemplated by the Transaction Agreement are actually consummated; provided that, in any action to enforce this Agreement or the rights of any party hereunder, the prevailing party in such action shall be entitled to receive from the other party its reasonable attorney’s fees and all other reasonable costs and expenses incurred in such action.

14.	Reasonable Efforts.

On the terms and subject to the conditions of this Agreement, each Shareholder agrees to, without further consideration, (a) execute and deliver such additional documents as Cove Kaz may reasonably request, and (b) use his, her or its reasonable best efforts to take, or cause to be taken, all appropriate actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated hereby as promptly as practicable.

15.	Notices.

All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, by e-mail transmission (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (a) with respect to Cove Kaz and the Company, the applicable address set forth in Section 10.2 of the Transaction Agreement, and (b) with respect to a Shareholder, at the address for such Shareholder on Schedule A.

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

16.	Benefit of Agreement; Assignment.

(a) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other party; except that Cove Kaz may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, (i) to one or more of its Affiliates at any time, (ii) in connection with a merger or consolidation involving Cove Kaz or one or more of its Affiliates, or other disposition of all or substantially all of the assets of Cove Kaz or one or more of its Affiliates, and (iii) after the SKBL Merger Effective Time, to any Person. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

(b) Except as specifically provided in this Section 16, this Agreement (including the documents and instruments referred to herein) is not intended and shall not be construed to confer upon and does not confer upon any Person other than the parties hereto and their respective permitted successors and assigns any rights (legal, equitable or otherwise) or remedies under or by reason of this Agreement, whether as third-party beneficiaries (specifically including employees and creditors of Cove Kaz) or otherwise, including the right to rely upon the representations and warranties set forth herein. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance herewith without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

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17.	Counterparts.

This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of e-mail delivery of a “.pdf” format data file as a defense to the formation of a Contract and each party hereto forever waives any such defense.

18.	Severability.

Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, void, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, voidness, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, void, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.

19.	No Ownership Interest.

Nothing contained in this Agreement shall be deemed to vest in Cove Kaz any direct or indirect ownership or incidence of ownership of or with respect to any Shares or to create or form a “group” for purposes of the Exchange Act. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Shareholders, and Cove Kaz shall not have any authority to direct the Shareholder in the voting or disposition of any of the Shares, except as otherwise provided herein.

20.	Entire Agreement.

This Agreement and, to the extent referenced herein, the Transaction Agreement, together with the several agreements and other documents and instruments as contemplated by or referred to herein or therein or annexed hereto or thereto (including any exhibits and schedules hereto or thereto), constitutes the entire agreement among the parties hereof and supersedes all prior negotiations, agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof (except for any confidentiality, no-use or restrictive covenant agreements that a Shareholder may have entered into previously, which shall remain in full force and effect).

21.	Interpretation.

The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” References to any applicable Law shall be deemed to refer to such applicable Law as amended from time to time and to any rules, regulations or interpretations promulgated thereunder. References to any Contract are to that Contract as amended, modified, supplemented, extended or renewed from time to time in accordance with the terms hereof and thereof. References to “the date hereof” shall mean the date of this Agreement.

[Signature Pages Follow]

9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first written above.

COVE KAZ CAPITAL GROUP LLC

By:
Name:
Title:

[Signature page to Voting and Support Agreement]

SKYLINE BUILDERS GROUP HOLDING LIMITED

By:
Name:
Title:

[Signature page to Voting and Support Agreement]

PAUL MANN

By:
Name:	Paul Mann

[Signature page to Voting and Support Agreement]

DABLAM LP

By:
Name:	[●]
Title:	[●]

[Signature page to Voting and Support Agreement]

QUANTUM LEAP ENERGY LLC

By:
Name:	[●]
Title:	[●]

[Signature page to Voting and Support Agreement]

Schedule A

Number of Shares and Notice Information

Name	Shares

Schedule B

Liens

Execution Version

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of April 30, 2026, by and among Cove Kaz Capital Group LLC, a Delaware limited liability company (“Cove Kaz”), Skyline Builders Group Holding Limited, a Cayman Islands exempted company (the “Company”), and the undersigned shareholders of the Company (collectively, the “Shareholders” and, each, a “Shareholder”).

WHEREAS, concurrently with the execution of this Agreement, Cove Kaz and the Company are entering into that certain Transaction Agreement, of even date herewith (the “Transaction Agreement”), with SKBL Merger Sub Inc., a Cayman Islands exempted company with limited liability (“SKBL Merger Sub”), and Kaz Resources LLC, a Delaware limited liability company, pursuant to which, amongst other things, at the SKBL Merger Effective Time, SKBL Merger Sub will merge with and into the Company, with the Company being the surviving entity in such merger (the “Merger”).

WHEREAS, each Shareholder is the record or beneficial owner of the type and number of securities of the Company, including shares of the Company comprising Class A Ordinary Shares and/or Class B Ordinary Shares (the “Ordinary Shares”), and/or Series A Preferred Shares and Series B Preferred Shares (together, the “Preferred Shares”), set forth opposite such Shareholder’s name on Schedule A hereto (collectively, the “Existing Shares” and, together with any Ordinary Shares or Preferred Shares and any securities convertible into or exchangeable for Ordinary Shares or Preferred Shares, in each case that are acquired by the Shareholder during the term of this Agreement, collectively, the “Shares”);

WHEREAS, the approval of the Merger by holders of issued and outstanding Ordinary Shares representing at least two-thirds of such members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a special resolution has been duly given (being a special resolution as a matter of Cayman Islands law), is a condition precedent to the consummation of the Transaction;

WHEREAS, as of the date hereof, upon the terms and subject to the conditions herein, each Shareholder has determined to vote in favor of the Merger and the other transactions contemplated by the Transaction Agreement and take such actions as may be required to implement the Merger;

WHEREAS, as a condition and inducement to the willingness of Cove Kaz and its Affiliates to enter into the Transaction Agreement and the Merger, each Shareholder has agreed to enter into and perform this Agreement; and

WHEREAS, all capitalized terms used and not defined herein shall have the meanings assigned thereto in the Transaction Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein and the Transaction Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	Agreement to Vote.

(a) During the term of this Agreement, at any general meeting of the Company, however called (whether annual or extraordinary and each adjourned or postponed meeting, and including the Special Meeting), or in connection with any written consent of the shareholders of the Company (each such meeting or written consent or resolution of the shareholders of the Company, a “Shareholders’ Meeting”), each Shareholder irrevocably and unconditionally agrees that he or it shall, in each case to the fullest extent that such matters are submitted for the vote or written consent of such Shareholder in a Shareholders’ Meeting and that the Shares are entitled to vote thereon or consent thereto, (x) appear at each Shareholders’ Meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum, and (y) vote (or cause to be voted) or deliver (or cause to be delivered) a written consent or resolution covering all of the Shares, and cause any holder of record of the Shares to vote all such Shares, in person or by proxy, and not to withdraw any such vote or consent with respect to the Shares:

(i)	in favor of (A) the adoption of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Merger, and any amended and restated Transaction Agreement or amendment to the Transaction Agreement, and any actions required in furtherance thereof, at each Shareholders’ Meeting, and (B) the approval of any proposal to adjourn or postpone any Shareholders’ Meeting to a later date if there are not sufficient votes to obtain the SKBL Shareholder Approval on the date on which a Shareholders’ Meeting is held (including the Special Meeting); and

(ii)	against (A) any Acquisition Proposal, (B) any action, proposal, transaction or agreement (x) made in opposition to adoption of the Transaction Agreement or in competition or inconsistent with the Merger or the other transactions or matters contemplated by the Transaction Agreement, or (y) that could result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Transaction Agreement or of such Shareholder under this Agreement, or (C) any action, proposal, transaction or agreement, amendment to any agreement or organizational document (including the memorandum and articles of association of the Company), matter or proposal submitted for the vote or written consent of the shareholders of the Company that is intended or could impede, interfere with, prevent, delay, postpone, discourage, adversely affect, frustrate the purposes of, or inhibit the timely consummation of the Transaction Agreement or this Agreement or the fulfillment of the obligations or conditions under the Transaction Agreement by the Company, Cove Kaz or any other party thereto.

(b) Each Shareholder hereby irrevocably and unconditionally agrees not to exercise any rights to seek appraisal or rights of dissent in connection with the Transaction Agreement and the Merger, including under Section 238 of the Cayman Companies Act, that such Shareholder may have with respect to its respective Shares.

(c) Each Shareholder shall, upon reasonable request, supply, or procure the supply, to Cove Kaz and the Company of: (i) all information relating to him, her or it and any related company or affiliate to the extent that such information is required to be contained in any document relating to the Merger; and (ii) any signed agreements, notices, certificates, acknowledgements, receipts, authorizations, instructions, releases, waivers and other documents (whether of a like nature or not) as may be considered necessary or desirable for the purpose of giving effect to, consummating or completing or procuring the performance and completion of the Merger or the other transactions contemplated by the Transaction Agreement.

2.	Power of Attorney; Proxies

(a) In order to secure the performance of its undertakings under this Agreement, each Shareholder hereby severally appoints each manager of the Cove Kaz (each, an “Appointed Director”) as such Shareholder’s attorney to perform any of such undertakings which such Shareholder fails to perform, including executing, completing, and delivering any form(s) of proxy. This power of attorney is given by way of security and, to the fullest extent permitted by applicable Law, is irrevocable and coupled with an interest, and is irrevocable in accordance with section 4 of the Powers of Attorney Act (Revised) of the Cayman Islands until this Agreement lapses.

(b) Without limiting the foregoing, each Shareholder shall execute and deliver to Cove Kaz and any of its designees any proxies reasonably requested by Cove Kaz with respect to such Shareholder’s voting obligations under this Agreement and in accordance with the Shareholder’s Organizational Documents.

3.	Representations, Warranties and Covenants of the Shareholders.

Each Shareholder represents, warrants, covenants and/or agrees as follows:

(a) Ownership. Such Shareholder is the record or beneficial owner of the Existing Shares set forth opposite such Shareholder’s name on Schedule A hereto, and, except as set forth herein, all of the Shares owned by such Shareholder from the date hereof through and on the Closing Date will be beneficially owned by such Shareholder. Except for the Existing Shares held by such Shareholder, such Shareholder is not the beneficial or registered owner of any other shares of the Company or rights to acquire shares of the Company as of the date hereof. Except as set forth herein, such Shareholder has and will have, at all times through the Closing Date, sole title to the Existing Shares set forth opposite such Shareholder’s name on Schedule A hereto, free and clear of any Liens other than those imposed by applicable securities Laws and Article 4.1 of the fourth amended and restated articles of association of the Company (as adopted by special resolution on February 6, 2026), sole voting power (including the right to control such vote as contemplated herein), sole power of disposition (including the right to control any disposition), sole power to issue instructions with respect to the matters set forth in Section 1 hereof (including the right to control the making or issuing any such instructions), and sole power to agree to all of the matters set forth in this Agreement (including the right to cause such agreements), in each case, with respect to all of the Shares owned by such Shareholder. No Person other than such Shareholder has any right to direct or approve the voting or disposition of any of the Existing Shares as it relates to the matters covered by this Agreement. As of the date hereof, the Existing Shares set forth opposite such Shareholder's name on Schedule A hereto constitute all of the shares of the Company beneficially owned by such Shareholder. Such Shareholder has possession of an outstanding certificate or outstanding certificates representing all of the Shares owned by such Shareholder (other than Shares held at the Depository Trust Company and/or in book-entry form) and such certificate or certificates does or do not contain any legend or restriction inconsistent with the terms of this Agreement, the Transaction Agreement or the transactions contemplated hereby and thereby. For purposes of this Agreement, the term “beneficial ownership” and correlative terms shall be interpreted in accordance with Rule 13d-3 under the Exchange Act.

(b) Authority. Such Shareholder has full power, authority and legal capacity to enter into, execute and deliver this Agreement and to perform fully such Shareholder’s obligations hereunder. The execution and delivery by such Shareholder of this Agreement and the performance by such Shareholder of its obligations under this Agreement have been duly authorized by such Shareholder. This Agreement has been duly and validly executed and delivered by such Shareholder and constitutes the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms. No additional proceedings or actions on the part of such Shareholder are necessary to authorize the execution and delivery of this Agreement, the performance by such Shareholder of his, her or its covenants or other obligations hereunder, or the consummation of the transactions contemplated hereby.

(c) No Violation. The execution and delivery by such Shareholder of this Agreement, the performance by such Shareholder of its obligations under this Agreement do not and will not (i) if such Shareholder is an entity, contravene, conflict with or result in any violation or breach of any provision of its Organizational Documents or the Organization Documents of its Subsidiaries (as applicable), (ii) contravene, conflict with or result in a violation or breach of any provision of any applicable Law, (iii) require any consent or other action by any Person under, constitute a default, or an event that, with or without notice, lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which such Shareholder or its Subsidiaries is entitled under any provision of any Contract binding such Shareholder or any of its Subsidiaries or their properties or assets or any permit affecting, or relating in any way to, the assets or business of such Shareholder or its Subsidiaries (in each case, as applicable) or (iv) result in the creation or imposition of any Lien on any asset of such Shareholder or any of its Subsidiaries.

(d) No Liens. Such Shareholder has good and marketable title to the Existing Shares held by such Shareholder and such Shares and the certificates representing any of such Shares are now, and at all times during the term of this Agreement, will be, held by such Shareholder, or by a nominee or custodian for the benefit of such Shareholder, free and clear of all pledges, liens (statutory or other), mortgages, security interests, charges, options to purchase, leases, claims, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement) (each, a “Lien”), except for (i) any Liens arising hereunder, (ii) any Liens imposed by Article 4.1 of the fourth amended and restated articles of association of the Company (as adopted by special resolution on February 6, 2026), and (ii) Liens, if any, which have been disclosed on Schedule B attached hereto.

(e) No Prior Proxies. Except as contemplated by this Agreement, neither such Shareholder nor any of his, her or its Affiliates has (i) entered into any voting agreement or voting trust with respect to any Shares or entered into any other arrangement relating to the voting of the Shares or (ii) appointed or granted a proxy or power of attorney with respect to any Shares. Any prior proxies or voting rights previously given by such Shareholder in respect of the Shares are revocable, and the Shareholder covenants that any such proxies or voting rights are hereby irrevocably revoked.

(f) Consents and Approvals. The execution and delivery of this Agreement by such Shareholder does not, and the performance by such Shareholder of his, her or its obligations under this Agreement and the consummation by him, her or it of the transactions contemplated hereby will not, require such Shareholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any third party or Governmental Authority. No consent or approval of such Shareholder’s spouse is necessary under any “community property” or other Laws in order for such Shareholder to enter into and perform his, her or its obligations under this Agreement.

(g) Absence of Litigation. There is no Action pending or, to the knowledge of such Shareholder, threatened against or affecting such Shareholder or any of his, her or its Affiliates before or by any third party or Governmental Authority that could reasonably be expected to impair the ability of such Shareholder to perform his, her or its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(h) No Fees. Such Shareholder has not employed any broker or finder or incurred any liability for any financial advisory fees, investment bankers’ fees, brokerage fees, commissions, or finders’ fees in connection with this Agreement or the transactions contemplated hereby.

(i) Restrictions on Transfer. During the term of this Agreement, such Shareholder will not (i) directly or indirectly, enter into any agreement, arrangement or understanding (other than a proxy for the purpose of voting such Shareholder’s Shares in accordance with Section 1 hereof) which would during the term of this Agreement (A) restrict, (B) establish a right of first refusal to or (C) transfer or assign its voting rights, (ii) enter into any Contract with any Person, or take any other action, that violates or conflicts with or could reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, such Shareholder’s representations, warranties, covenants and obligations under this Agreement, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to any or all of the Existing Shares other than as required to effect such Shareholder’s voting obligations in Section 1, (iv) except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, take any action that could restrict or otherwise affect such Shareholder’s legal power, authority and right to vote all of the Shares then beneficially owned by him, her or it, or otherwise comply with and perform his, her or its covenants and obligations under this Agreement, or (v) publicly announce any intention to do any of the foregoing.. Such Shareholder understands and agrees that, if such Shareholder attempts to vote or provide any other Person with the authority to vote any of the Shares other than in compliance with this Agreement, the Company shall not, and such Shareholder hereby unconditionally and irrevocably instructs the Company to not record such vote unless and until such Shareholder shall have complied with the terms of this Agreement. To the extent that the terms of this clause (i) conflict with the terms of the Leak-Out Agreement of even date herewith entered into by the parties hereto (the “Leak-Out Agreement”), the terms of the Leak-Out Agreement shall govern, including but not limited to the Shareholders unencumbered right to sell its Shares upon expiration of the Leak-Out Agreement.

(j) Statements. Such Shareholder shall not make any statement, written or oral, to the effect, or which could reasonably be interpreted to infer, that he, she or it does not support the Merger or that other stockholders of the Company should not support the Merger.

(k) No Inconsistent Agreements. Except for this Agreement, such Shareholder shall not (i) enter into at any time while this Agreement remains in effect, any voting agreement or voting trust or any other agreement, arrangement or understanding with respect to the Shares, (ii) grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney in contravention of the obligations of such Shareholder under this Agreement with respect to the Shares, (iii) commit any act that could restrict or affect his, her or its legal power, authority and right to vote any of the Shares then held of record or beneficially owned by such Shareholder or otherwise reasonably be expected to prevent or disable such Shareholder from performing any of his, her or its obligations under this Agreement, (iv) take any action that would reasonably be expected to make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the effect of impeding, preventing, delaying, interfering with, disabling or adversely affecting in any way the performance by such Shareholder of any of his, her or its obligations under this Agreement, or (v) publicly announce any intention to do any of the foregoing.

(l) Disclosure. Except as required by applicable Law, such Shareholder shall not, and shall direct his, her or its Representatives not to, make any public announcement regarding this Agreement, the Transaction Agreement or the transactions contemplated hereby or thereby without the prior written consent of Cove Kaz (such consent not to be unreasonably withheld, conditioned or delayed). Such Shareholder hereby authorizes Cove Kaz and the Company to publish and disclose in any announcement or disclosure required by applicable Law and any proxy statement filed in connection with the transactions contemplated by the Transaction Agreement such Shareholder’s identity and ownership of the Shares and the nature of such Shareholder’s obligation under this Agreement.

(m) Reliance by Cove Kaz. Such Shareholder has been represented by or had opportunity to be represented by independent counsel, and such Shareholder understands and acknowledges that Cove Kaz and its Affiliates party to the Transaction Agreement are each entering into the Transaction Agreement in reliance upon such Shareholders’ execution, delivery and performance of this Agreement, including the representations and warranties of each Shareholder contained herein.

4.	Representations and Warranties of Cove Kaz and the Company.

Each of Cove Kaz and the Company represents and warrants severally, and not jointly and severally, as follows:

(a) Authority. Such Person has full power, authority and legal capacity to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. The execution and delivery by such Person of this Agreement and the performance by such Person of its obligations under this Agreement have been duly authorized by such Person. This Agreement has been duly executed and delivered by such Person and, assuming due authorization, execution and delivery by each Shareholder, constitutes a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms. No additional proceedings or actions on the part of such Person are necessary to authorize the execution and delivery of this Agreement, the performance by such Person of its covenants or other obligations hereunder, or the consummation of the transactions contemplated hereby.

(b) Non-contravention. The execution and delivery by such Person of this Agreement, the performance by such Person of its obligations under this Agreement do not and will not (i) contravene, conflict with or result in any violation or breach of any provision of its Organizational Documents or the Organization Documents of its Subsidiaries (as applicable), (ii) contravene, conflict with or result in a violation or breach of any provision of any applicable Law, (iii) require any consent or other action by any other Person under, constitute a default, or an event that, with or without notice, lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which such Person or its Subsidiaries is entitled under any provision of any Contract binding such Person or any of its Subsidiaries or their properties or assets or any permit affecting, or relating in any way to, the assets or business of such Person or its Subsidiaries (in each case, as applicable) or (iv) result in the creation or imposition of any Lien on any asset of such Person or any of its Subsidiaries.

5.	Certain Events.

Each Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any Person to which legal or beneficial ownership of the Shares shall pass, whether by operation of Law or otherwise, including a Shareholder’s successors or assigns. In the event of any share subdivision, share capitalization, merger, exchange, reorganization, recapitalization, consolidation or other change in the authorized share capital or capital structure of the Company affecting the Shares, the number of Shares subject to the terms of this Agreement shall be appropriately adjusted, and this Agreement and the obligations hereunder shall attach to any additional securities of the Company issued to or acquired by a Shareholder, and the terms “Existing Shares” and “Shares” shall be deemed to refer to and include such shares as well as all such share capitalization, dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction. Each Shareholder hereby agrees to notify Cove Kaz and the Company as promptly as practicable (and in any event within two Business Days after receipt) in writing of the number of any additional shares of the Company or other securities of the Company of which the Shareholder acquires legal or beneficial ownership on or after the date hereof.

6.	Capacity.

With respect to the terms of this Agreement relating to the Shares, this Agreement relates solely to the capacity of each Shareholder as a shareholder or other beneficial owner of the Shares and is not in any way intended to affect or prevent the exercise by a Shareholder or any of its Affiliates or Representatives of his, her or its responsibilities as a director or officer of the Company (including any fiduciary duties), as applicable, to the extent permitted by the Scheme or required by Law.

7.	Acquisition Proposals.

The Shareholders shall not, and shall cause their Affiliates and Representatives not to, without prior written consent of Cove Kaz, directly or indirectly, (a) solicit, initiate or knowingly facilitate or assist the making, submission or announcement of, or intentionally encourage, any Acquisition Proposal, (b) engage or participate in discussions or negotiations with any Person or group with respect to, or that would reasonably be expected to lead to, an Acquisition Proposal, (c) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Alternative Transaction, (d) furnish any non-public information regarding such Party or its Affiliates or their respective businesses, operations, assets, Liabilities, financial condition, prospects or employees to any Person or group (other than a Party to this Agreement or their respective Representatives), or otherwise cooperate in any way with, in connection with or in response to an Acquisition Proposal, (e) negotiate, execute or enter into any letter of intent, agreement in principle, acquisition agreement, merger agreement, joint venture agreement, partnership agreement or other similar agreement in furtherance of any Acquisition Proposal or relating to any Alternative Transaction, or (f) release any third Person from, or amend or waive any provision of, any standstill or similar agreement with respect to any class of Equity Interests of such Party or confidentiality agreement to which such Party is a party. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in this Section 7 by any Affiliate or Representative of a Shareholder shall constitute a breach of this Section 7 by such Shareholder.

8.	Term; Termination.

The term of this Agreement shall commence on the date hereof. This Agreement shall terminate upon the earlier of (a) the SKBL Merger Effective Time and (b) termination of the Transaction Agreement in accordance with Article IX of the Transaction Agreement; provided, that the provisions of Sections 8, 11, 12, 13, 15, 16, 17, 18, 19, 20 and 21 of this Agreement shall survive any termination of this Agreement. Other than as provided for herein, following the termination of this Agreement, there shall be no further liabilities or obligations hereunder on the part of Cove Kaz, the Company, or their respective officers, directors or Representatives, except that nothing in this Section 8 and no termination of this Agreement shall relieve any party hereto from any liability for fraud, intentional misconduct or breach of this Agreement.

9.	Specific Performance.

The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof or otherwise breached, that money damages or other legal remedies would not be an adequate remedy for any such damage and the Shareholder agrees that each of Cove Kaz and the Company shall be entitled to an injunction or injunctions to prevent breaches or threatened breach of this Agreement or to enforce specifically the performance of this Agreement and the terms and provisions hereof (without proof of damages) in the Chosen Courts, in addition to any other remedy to which they are entitled pursuant hereto or at law or in equity. Each party hereto agrees that no other party or Person shall be required to obtain, furnish, post or provide any bond or other security or instrument in connection with any remedy referred to in this Section 10, and each party irrevocably waives any right that it may have to require the obtaining, furnishing, posting or provision of any such bond or other security or instrument and waives any defense in any action for specific performance that a remedy at law would be adequate.

10.	Amendments; Waivers.

This Agreement may not be amended or waived except by an instrument in writing signed on behalf of each of the parties hereto.

11.	Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to any choice or conflict of Law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of New York.

(b) Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in the state and federal courts located in New York County, New York (or in any appellate court therefrom) (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably consents to the exclusive jurisdiction of the Chosen Courts, (ii) irrevocably waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 15.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(c).

12.	Expenses.

Except as otherwise expressly provided in this Agreement or the Transaction Agreement, all costs and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses, regardless of whether the transactions contemplated by the Transaction Agreement are actually consummated; provided that, in any action to enforce this Agreement or the rights of any party hereunder, the prevailing party in such action shall be entitled to receive from the other party its reasonable attorney’s fees and all other reasonable costs and expenses incurred in such action.

13.	Reasonable Efforts.

On the terms and subject to the conditions of this Agreement, each Shareholder agrees to, without further consideration, (a) execute and deliver such additional documents as Cove Kaz may reasonably request, and (b) use his, her or its reasonable best efforts to take, or cause to be taken, all appropriate actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated hereby as promptly as practicable.

14.	Notices.

All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, by e-mail transmission (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (a) with respect to Cove Kaz and the Company, the applicable address set forth in Section 10.2 of the Transaction Agreement, and (b) with respect to a Shareholder, at the address for such Shareholder on Schedule A.

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

15.	Benefit of Agreement; Assignment.

(a) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other party; except that Cove Kaz may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, (i) to one or more of its Affiliates at any time, (ii) in connection with a merger or consolidation involving Cove Kaz or one or more of its Affiliates, or other disposition of all or substantially all of the assets of Cove Kaz or one or more of its Affiliates, and (iii) after the SKBL Merger Effective Time, to any Person. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

(b) Except as specifically provided in this Section 16, this Agreement (including the documents and instruments referred to herein) is not intended and shall not be construed to confer upon and does not confer upon any Person other than the parties hereto and their respective permitted successors and assigns any rights (legal, equitable or otherwise) or remedies under or by reason of this Agreement, whether as third-party beneficiaries (specifically including employees and creditors of Cove Kaz) or otherwise, including the right to rely upon the representations and warranties set forth herein. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance herewith without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

16.	Counterparts.

This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of e-mail delivery of a “.pdf” format data file as a defense to the formation of a Contract and each party hereto forever waives any such defense.

17.	Severability.

Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, void, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, voidness, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, void, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.

18.	No Ownership Interest.

Nothing contained in this Agreement shall be deemed to vest in Cove Kaz any direct or indirect ownership or incidence of ownership of or with respect to any Shares or to create or form a “group” for purposes of the Exchange Act. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Shareholders, and Cove Kaz shall not have any authority to direct the Shareholder in the voting or disposition of any of the Shares, except as otherwise provided herein.

19.	Entire Agreement.

This Agreement and, to the extent referenced herein, the Transaction Agreement, together with the several agreements and other documents and instruments as contemplated by or referred to herein or therein or annexed hereto or thereto (including any exhibits and schedules hereto or thereto), constitutes the entire agreement among the parties hereof and supersedes all prior negotiations, agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof (except for any confidentiality, no-use or restrictive covenant agreements that a Shareholder may have entered into previously, which shall remain in full force and effect), except for any conflicting terms in the Leak-Out Agreement, which shall supersede this Agreement to the extent provided herein.

20.	Interpretation.

The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” References to any applicable Law shall be deemed to refer to such applicable Law as amended from time to time and to any rules, regulations or interpretations promulgated thereunder. References to any Contract are to that Contract as amended, modified, supplemented, extended or renewed from time to time in accordance with the terms hereof and thereof. References to “the date hereof” shall mean the date of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first written above.

COVE KAZ CAPITAL GROUP LLC

By:
Name:
Title:

[Signature page to Voting and Support Agreement]

SKYLINE BUILDERS GROUP HOLDING LIMITED

By:
Name:
Title:

[Signature page to Voting and Support Agreement]

AMERICAN VENTURES LLC, SERIES XIX SKBL
By its Manager, American Ventures Management LLC

By:
Name:	[●]
Title:	[●]

[Signature page to Voting and Support Agreement]

AMERICAN VENTURES LLC, SERIES XXXII SKBL II
By its Manager, American Ventures Management LLC

By:
Name:	[●]
Title:	[●]

[Signature page to Voting and Support Agreement]

Schedule A

Number of Shares and Notice Information

Name	Shares

Schedule B

Liens

None.